Non-financial assets and liabilities	Jun. 30, 2023
Disclosure Of Non Financial Assets And Liabilities [Abstract]
Non-financial assets and liabilities	Non-financial assets and liabilities
a.    Intangible assets

(in U.S. dollars, in thousands)	Goodwill	Acquired licenses to patents	In-process research and development acquired	Current marketed products	Total
Year Ended June 30, 2023
Opening net book amount	134,453	1,632	427,779	14,788	578,652
Additions	—	23	—	—	23
Exchange differences	—	1	—	—	1
Amortization charge	—	(38)	—	(1,455)	(1,493)
Closing net book amount	134,453	1,618	427,779	13,333	577,183

As of June 30, 2023
Cost	134,453	2,993	489,698	23,999	651,143
Accumulated amortization	—	(1,375)	—	(10,666)	(12,041)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,618	427,779	13,333	577,183

Six Months Ended December 31, 2023
Opening net book amount	134,453	1,618	427,779	13,333	577,183
Additions	—	122	—	—	122
Exchange differences	—	1	—	—	1
Amortization charge	—	(15)	—	(727)	(742)
Closing net book amount	134,453	1,726	427,779	12,606	576,564

As of December 31, 2023
Cost	134,453	3,131	489,698	24,000	651,282
Accumulated amortization	—	(1,405)	—	(11,394)	(12,799)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,726	427,779	12,606	576,564
(i)    Carrying value of in-process research and development acquired by product

(in U.S. dollars, in thousands)	As of December 31, 2023	As of June 30, 2023
Cardiovascular products(1)	254,351	254,351
Intravenous products for metabolic diseases and inflammatory/immunologic conditions(2)	70,730	70,730
MSC products(3)	102,698	102,698
	427,779	427,779
(1)Includes MPC-150-IM for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infarction
(2)Includes MPC-300-IV for the treatment of biologic-refractory rheumatoid arthritis and diabetic nephropathy
(3)Includes remestemcel-L for the treatment of adults and children with SR-aGVHD and remestemcel-L for the treatment of Crohn’s disease
For all products included within the above balances, the underlying currency of each item recorded is US$.
(ii)    Significant estimate: Impairment of goodwill and assets with an indefinite useful life
The Group tests annually, or more frequently if events or changes in circumstances indicate that they might be impaired, whether goodwill and its assets with indefinite useful lives have suffered any impairment in accordance with its accounting policy stated in Note 23(j) in the Form 20-F for the year ended June 30, 2023. The recoverable amounts of these assets and cash-generating units have been determined based on fair value less costs to dispose calculations, which require the use of market-participant assumptions that are based on development strategies using external data sources as well as past experience. The full annual impairment assessment was performed at March 31, 2023 and no impairment of the in-process research and development and goodwill were identified.
In August 2023, the FDA issued a complete response to the Group's BLA for remestemcel-L for the treatment of pediatric SR-aGVHD and the Group considered this to be an impairment indicator that could cause the carrying amount of its intangible assets to exceed its recoverable amounts. As a result, the Group completed an impairment assessment on its MSC products intangible asset and goodwill. The assumptions used in the impairment assessment were updated from the March 31, 2023 impairment assessment and included changes to the market population and penetration, product pricing and launch timings. There were no other significant changes in key assumptions, including the probability of success. No impairment to the in-process research and development and goodwill was identified.
(iii)    Impairment tests for goodwill and intangible assets with an indefinite useful life
In-process research and development acquired is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form (see Note 23(p)(iii) in the Form 20-F for the year ended June 30, 2023). The intangible asset’s life will remain indefinite until such time it is completed and commercialized or impaired. The carrying value of in-process research and development is a separate asset which has been subject to impairment testing at the cash generating unit level, which has been determined to be at the product level.
On acquisition, goodwill was not able to be allocated to the cash generating unit (“CGU”) level or to a group of CGU given the synergies of the underlying research and development. For the purpose of impairment testing, goodwill is monitored by management at the operating segment level. The Group is managed as one operating segment, being the development of cell technology platform for commercialization.
The recoverable amount of both goodwill and in-process research and development was assessed as of March 31, 2023 based on the fair value less costs to dispose. As a result of the receipt of the complete response from the FDA in August 2023, an impairment assessment was performed over the in-process research and development value of the MSC asset and goodwill. No impairment was identified as a result of these impairment assessments. Management assessed assets for indicators of impairment as at December 31, 2023 including considering events up to the date of the approval of the financial statements and no indicators of impairment were identified.
(iv)    Key assumptions used for fair value less costs to dispose calculations
In determining the fair value less costs to dispose the Group has given consideration to the following internal and external indicators:
•discounted expected future cash flows of programs valued by the Group’s internal valuation team and reviewed by the interim CFO. The valuation team also manages a process to continually refine the key assumptions within the model. This is done with input from the relevant business units. The key assumptions in the model have been clearly defined and the responsibility for refining those assumptions has been assigned to the most relevant business units. When determining key assumptions, the business units refer to both external sources and past experience as appropriate. The valuation is considered to be level 3 in the fair value hierarchy due to unobservable inputs used in the valuation;
•the scientific results and progress of the trials since acquisition;
•the market capitalization of the Group on the ASX (ASX:MSB); and
•the valuation of the Group’s assets from an independent valuation. An independent valuation was obtained for all assets at March 31, 2023 and for the MSC products an impairment assessment was performed as a result of the receipt of the complete response.
Costs of disposal were assumed to be immaterial.
Discounted cash-flows used a real post-tax discount rate range of 13.8% to 15.5%, and include estimated real cash inflows and outflows for each program through to expected patent expiry which ranges from 9 to 25 years.
In relation to cash outflows consideration has been given to cost of goods sold, selling costs and clinical trial schedules including estimates of numbers of patients and per patient costs. Associated expenses such as regulatory fees and patent maintenance have been included as well as any further preclinical development if applicable.
In relation to cash inflows consideration has been given to product pricing, market population and penetration, sales rebates and discounts, launch timings and probability of success in the relevant applicable markets.
There are no standard growth rates applied, other than our estimates of market penetration which increase initially, plateau and then decline.
The assessment of the recoverable amount of each product has been made in accordance with the discounted cash-flow assumptions outlined above. The assessments showed that the recoverable amount of each product exceeds the carrying amount and therefore there is no impairment.
The assessment of goodwill showed the recoverable amount of the Group's operating segment, including goodwill and remaining in-process research and development, exceeds carrying amounts, and therefore there is no impairment.
(v)    Impact of possible changes in key assumptions
The Group has considered and assessed reasonably possible changes in the key assumptions and has not identified any instances that could cause the carrying amount of our intangible assets to exceed its recoverable amount.
Whilst there is no impairment, the key sensitivities in the valuation are dependent on the continued successful development of our technology platforms. Future discussion with the FDA could change the assumptions used within the impairment assessments. If the Group is unable to successfully develop its technology platforms, an impairment of the carrying amount of our intangible assets may result.
b.    Provisions

	As of December 31, 2023			As of June 30, 2023
(in U.S. dollars, in thousands)	Current	Non-current	Total	Current	Non-current	Total
Contingent consideration(1)	500	17,036	17,536	636	16,563	17,199
Employee benefits	3,980	37	4,017	2,013	49	2,062
Provision for license agreements	3,750	—	3,750	3,750	—	3,750
	8,230	17,073	25,303	6,399	16,612	23,011
(1)    The classification of contingent consideration as current represents the expected payments within the next 12 months based on current development timelines.
(i)    Information about individual provisions and significant estimates
Contingent consideration
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements pertaining to the acquired MSC assets. Further disclosures can be found in Note 5(e)(iii).
Employee benefits
The provision for employee benefits relates to the Group’s liability for annual leave, short term incentives and long service leave.
Employee benefits include accrued annual leave. As at December 31, 2023 and June 30, 2023, the entire amount of the annual leave accrual was $1.2 million and $1.1 million respectively, and is presented as current, since the Group does not have an unconditional right to defer settlement for any of these obligations.
(ii)    Movements
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements. Refer to Note 5(e)(iii) for movements in contingent consideration for the period ended December 31, 2023 and June 30, 2023.
c.    Deferred tax balances
(i)    Deferred tax balances

(in U.S. dollars, in thousands)	As of December 31, 2023	As of June 30, 2023
Deferred tax assets
The balance comprises temporary differences attributable to:
Tax losses	74,684	76,020
Other temporary differences	13,185	11,972
Total deferred tax assets	87,869	87,992

Deferred tax liabilities
The balance comprises temporary differences attributable to:
Intangible assets	87,869	87,992
Total deferred tax liabilities	87,869	87,992
Net deferred tax liabilities	—	—
(ii)    Movements

(in U.S. dollars, in thousands)	Tax losses(1) (DTA)	Other temporary differences(1) (DTA)	Intangible assets (DTL)	Total (DTL)
As of June 30, 2022	(80,411)	(7,831)	88,242	—
Charged/(credited) to:
- profit or loss	4,179	(4,141)	(250)	(212)
- directly to equity	212	—	—	212
As of June 30, 2023	(76,020)	(11,972)	87,992	—
Charged/(credited) to:
- profit or loss	1,234	(1,213)	(123)	(102)
- directly to equity	102	—	—	102
As of December 31, 2023	(74,684)	(13,185)	87,869	—
(1)Deferred tax assets are netted against deferred tax liabilities